SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 21, 2008 (July 21, 2008)

Date of Report (Date of earliest event reported)
XM SATELLITE RADIO HOLDINGS INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27441	54-1878819

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
1500 Eckington Place, N.E.
Washington, DC 20002

(Address of principal executive offices, including zip code)
(202) 380-4000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1: PRESS RELEASE DATED JULY 21,2008(ITEM 2.02)
EX-99.2: PRESS RELEASE DATED JULY 21, 2008(ITEM 8.01)
EX- 99.3: REGULATION FD DISCLOSURE
EX- 99.4: RISK FACTORS

Item 2.02     Results of Operations and Financial Condition.
     On July 21, 2008, XM Satellite Radio Holdings, Inc. (“XMSR”) issued a press release announcing preliminary results for the second quarter of 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.
     In connection with presentations being made relating to the financing of the previously announced merger of XMSR with a wholly-owned subsidiary of Sirius Satellite Radio Inc. (“Sirius”), XMSR has furnished certain information attached hereto as Exhibit 99.3 to potential investors.
     The information set forth under “Item 2.02 Results of Operations and Financial Condition,” “Item 7.01 Regulation FD Disclosure,” Exhibit 99.1 and Exhibit 99.3 is intended to be furnished pursuant to Item 7.01. Such information, including Exhibit 99.1 and Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by XMSR as to the materiality of such information.

Item 8.01	Other Events.
      On July 21, 2008, XMSR issued a press release announcing that it is launching an offering of $400 million aggregate principal amount of new senior notes. The offering is part of a series of transactions to refinance certain debt of XM Satellite Radio Inc. in connection with the previously announced merger of XMSR with a wholly-owned subsidiary of Sirius. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     In connection with presentations being made relating to the financing of the previously announced merger of XMSR with a wholly-owned subsidiary of Sirius, XMSR has provided certain updated risk factors attached hereto as Exhibit 99.4 to potential investors. Exhibit 99.4 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release dated July 21, 2008 (Item 2.02)

99.2	Press Release dated July 21, 2008 (Item 8.01)

99.3	Regulation FD Disclosure

99.4	Risk Factors

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.
Dated: July 21, 2008	By:	/s/ Joseph M. Titlebaum
		Name:	Joseph M. Titlebaum
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 21, 2008 (Item 2.02)

99.2	Press Release dated July 21, 2008 (Item 8.01)

99.3	Regulation FD Disclosure

99.4	Risk Factors